SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 21, 2004

ALLIANCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-15366	16-1276885
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of Principal Executive Offices)	(Zip code)

(315) 475-4478 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release of Alliance Financial Corporation dated July 21, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 21, 2004, Alliance Financial Corporation issued an earnings release announcing its financial results for the second quarter ended June 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004	ALLIANCE FINANCIAL CORPORATION By: /s/ Jack H. Webb —————————————— Chairman, President and Chief Executive Officer